Exhibit 99.2

3rd Quarter 2017 Earnings Call October 24, 2017

Forward Looking Statements Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation (“South State”) and Park Sterling Corporation (“Park Sterling”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State’s ability to complete the acquisition and integration of Park Sterling successfully; credit risk associated with commercial real estate, commercial business and construction lending; interest risk involving the effect of a change in interest rates on both of South State’s and Park Sterling’s earnings and the market value of the portfolio equity; liquidity risk affecting each bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, which subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting from changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Report on Form 10-Q, including for the quarters ended June 30, 2017 and March 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of South State’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents South State files with the SEC, and in Park Sterling’s Annual Report on Form 10-K for the year ended December 31, 2016, and in its subsequent Quarterly Report on Form 10-Q, including for the quarters ended June 30, 2017 and March 31, 2017, which is on file with the SEC and available on the “Investor Relations” page linked to Park Sterling’s website, http://www.parksterlingbank.com, under the heading “Regulatory Filings” and in other documents Park Sterling files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. IMPORTANT ADDITIONAL INFORMATION In connection with the proposed transaction between South State and Park Sterling, South State has filed with the SEC a Registration Statement on Form S-4 that has included a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling has been submitted to Park Sterling’s shareholders and South State’s shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC have been incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292. PARTICIPANTS IN THE SOLICITATION South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K. Information regarding Park Sterling’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. 2

3rd Quarter 2017 Highlights   Net Income $35.0 million      $1.19 per diluted share Return on Average Assets 1.25% Return on Average Tangible Equity 14.93% Adjusted* Net Income $35.7 million        $1.22 per diluted share Adjusted* Return on Average Assets 1.28% Adjusted* Return on Average Tangible Equity 15.21%  Cash dividend of $0.33 per common share *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 3

3rd Quarter 2017 Highlights  Net Loan Growth of $84 million, 4% Annualized    Efficiency Ratio -59.5% Adjusted* Efficiency Ratio below 58.4%  Asset Quality    NPA’s/ Assets Non-Acquired 0.30% 0.04% Net Charge-offs *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 4

Net Interest Margin 5.00% $99.0 $100.0 $90.0 4.50% $80.0 4.18% $70.0 4.00% $60.0 3.50% $50.0 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Net Interest Margin Net Interest Income 5 In Millions $100.3 $97.4 $81.2$80.6 4.20% 4.13%4.11% 4.09%

Average Interest Earning Assets Change Quarterly Averages 6 Assets % of Earning Assets 6/3 0 /2 0 17 % of Earning Assets 9/3 0 /2 0 17 Net Short-T erm Inv estments 2.7% $267 1 .7% $1 69 $(98) Inv estment Securities 1 4.3% 1 ,395 1 3.8% 1 ,355 (40) Loans - Acquired 23.2% 2,264 21 .5% 2,1 04 (1 60) Loans - NonAcquired 59.2% 5,776 62.5% 6,1 24 348 T otal Loans 82.5% $8,040 83.9% $8,228 $1 88 Loans Held for Sale 0.5% 48 0.5% 53 5 T otal Interest Earning Assets $9,750 $9,805 $55

3rd Quarter 2017 Highlights Fees on Deposit Accounts $ 22.1 $ 22.4 $ 0.3 Wealth Management 6.4 6.3 (0.1) Other Income 1 .5 1 .4 (0.1) Securities gains (losses), net 0.1 0.5 0.4 In Millions; *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 7 T otal Noninterest Income $ 37.5 $ 36.0 $ (1 .5) T otal Adjusted *Noninterest Income $ 37.4 $ 35.5 $ (1 .9) Acquired Loan Recov eries 2.2 1 .9 (0.3) Mortgage Banking 5.2 3.5 (1 .7) Noninterest Income 6/30/201 7 9/30/201 7 Net Change

Efficiency Ratio 80.0% 75.0% 70.0% 65.0% 60.0% 58.4% 55.0% 50.0% 45.0% 40.0% 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Adjusted* Efficiency Ratio Efficiency Ratio *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. 8 77.5% 65.8% 62.0%62.8% 62.3% 61.7% 61.6% 59.7%59.5%

Earnings Per Diluted Share $5.00 $4.18 $4.11 $4.00 8 $3.00 $2.00 $1.00 $0.00 2013 2014 EPS 2015 2016 2017 YTD Adjusted* EPS (Non-GAAP) *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses, and FDIC loss share early termination. 9 $4.55 $4.31 $3.55 $3.75 $3.16$3.0 $2.90 $2.38

Tangible Book Value $35.00 $30.00 $25.00 3Q16 4Q16 1Q17 2Q17 3Q17 10 $33.66 $32.70 $31.77 $31.22 $30.73